UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

361 LONG/SHORT EQUITY FUND
(CLASS A: ALSQX)
(CLASS I: ALSZX)

361 MANAGED FUTURES STRATEGY FUND
(CLASS A: AMFQX)
(CLASS I: AMFZX)

ANNUAL REPORT
October 31, 2013

361 Funds
A series of the Investment Managers Series Trust

Table of Contents

361 Long/Short Equity
Fund Commentary	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
361 Managed Futures Fund
Fund Commentary	19
Fund Performance	21
Schedule of Investments	22
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Expense Example	43

This report and the financial statements contained herein are provided for the general information of the shareholders of the 361 Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.361funds.com

Commentary for 361 Long/Short Equity Shareholder Letter

For the 12 months ending October 31, 2013 the S&P 500 gained 27.18%. Equity markets trended steadily upward for most of the year, with only a couple of very minor pullbacks. A temporary government shutdown, last minute increase in the debt ceiling, and single digit growth in revenues and earnings did little to deter investors from bidding up equity prices and thereby significantly increasing stock valuations. Bond investors did not fare as well. Longer term interest rates rose during the period resulting in the Barclay’s Capital Aggregate Bond Index declining by 1.08%. As expected in a year of strong equity returns, long/short equity strategies lagged the overall markets with the HFRX Equity Hedge Index gaining only 9.74%.

The 361 Long/Short Equity Class I shares gained 11.25% for the fiscal year ending October 31, 2013. To review, the Fund employs a medium term mean-reversion strategy that generates approximately 200-300 long stock holdings. In an effort to reduce volatility, the long book is then hedged utilizing broad equity index ETFs. The Fund targets a low net long equity market exposure of 30-40% and employs a tactical beta overlay that allows the Fund to shift between approximately 0% and 70% net market exposure. The base net exposure does not represent any view on the market. Rather based on our expected alpha generation the target and range were developed to meet our investment objectives. We believe that low net exposure combined with high alpha generation will provide shareholders an opportunity to earn market like returns over time with less volatility.

Using daily data, the Fund’s beta was only 0.34 implying that the Fund took only one-third the risk of the S&P 500. Assuming no alpha and a 0.34 beta the Fund had an expected return of 9.24%, roughly in line with the HFRX Equity Hedge Index. The difference between the expected and actual return of just over 2% represents the net of fee alpha produced during the year. The majority of the outperformance was the result of long stock selection with the remainder coming from the tactical beta overlay. Overall we were quite pleased with the results.

The current bull market that began in February 2009 is now 56 months old which is long compared with the historical average of 50 months. An aging bull market coupled with increased market valuation leaves little margin of error for equity investors and favors strategies like ours that can reduce volatility and downside risk. In addition, our tactical component provides an opportunity to benefit from increased market volatility as it looks to capitalize on certain inflection points in the market. As such, we believe the Fund is well positioned going forward and is not as reliant on strong equity markets to produce favorable returns.

Alpha measures the difference between a fund’s actual and expected returns, based on beta, and is generally used as a measure of a manager’s added value over a passive strategy.

Beta measures a fund’s sensitivity to market movements. The beta of a market is 1.00 by definition.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment.

The 361 Long/Short Equity Fund’s principal risks include Market Risk, Equity risk, Short Sales risk, Foreign Investments risk, Currency risk, ETF/ETN risks, Derivatives risk, Government Intervention and Regulatory Changes, Leveraging risk, Asset Segregation risk, Portfolio turnover risk, Management and Strategy risk and Non-diversification risk.  For a complete discussion of these risks, please consult the Fund’s prospectus.   Carefully consider these risk factors and special considerations associated with investing in the 361 Long/Short Equity Fund, which may cause investors to lose money.

361 Long/Short Equity Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Equity Hedge Index and the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The HFRX Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities.  A wide variety of investment processes can be employed to arrive at an investment decision, including both strategies quantitative and fundamental techniques; can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of typical portfolios.  Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.  The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013	6 Months	1 Year	Since Inception (12/20/11)
Before deducting maximum sales charge
Class A¹	5.84%	10.93%	6.17%
Class I²	6.03%	11.25%	6.50%
After deducting maximum sales charge
Class A¹	-0.21%	4.60%	2.85%
HFRX Equity Hedge Index	2.83%	9.74%	7.45%
S&P 500® index	11.15%	27.18%	23.09%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736 1227 or by visiting www.361funds.com.

Gross and net expense ratios for Class A shares are 8.06% and 2.70%, respectively.  Gross and net expense ratios for Class I shares are 7.81% and 2.45%, respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until February 28, 2014.

¹
Maximum sales charge for Class A shares is 5.75%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of the purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 89.3%
	BASIC MATERIALS – 5.0%
94	Airgas, Inc.	$10,253
323	AMCOL International Corp.	10,362
243	Domtar Corp.	20,585
260	Dow Chemical Co.	10,262
130	Eastman Chemical Co.	10,243
206	Innophos Holdings, Inc.	10,325
1,347	Intrepid Potash, Inc.	20,003
152	Kaiser Aluminum Corp.	10,252
197	KapStone Paper and Packaging Corp. 1	10,236
137	LyondellBasell Industries N.V. - Class A	10,220
98	Monsanto Co.	10,278
224	Mosaic Co. 1	10,270
82	Praxair, Inc. 1	10,226
134	Quaker Chemical Corp.	10,172
165	Schweitzer-Mauduit International, Inc. 1	10,210
		173,897

	COMMUNICATIONS – 11.3%
872	ADTRAN, Inc.	20,475
294	AMC Networks, Inc. - Class A*	20,606
120	Anixter International, Inc.*	10,259
590	ARRIS Group, Inc.*	10,537
436	Blucora, Inc.*	10,303
657	Cablevision Systems Corp. - Class A1	10,216
443	CalAmp Corp.*	10,424
457	Cisco Systems, Inc. 1	10,283
216	Comcast Corp. - Class A	10,277
386	comScore, Inc.* 1	10,314
277	Dealertrack Technologies, Inc.*	10,332
815	Digital Generation, Inc.* 1	10,310
164	DIRECTV*1	10,248
196	eBay, Inc.*	10,331
126	Equinix, Inc.*	20,346
519	EW Scripps Co. - Class A*	10,287
126	F5 Networks, Inc.* 1	10,270
188	FactSet Research Systems, Inc. 1	20,481
290	HealthStream, Inc.*	10,359
451	Lamar Advertising Co. - Class A*	20,615
402	Liquidity Services, Inc.*	10,496
480	Plantronics, Inc.	20,611
1,999	Polycom, Inc.* 1	20,790
454	Symantec Corp. 1	10,324
836	TIBCO Software, Inc.*	20,532
85	Time Warner Cable, Inc.	10,213

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
1,071	ValueClick, Inc.* 1	$20,574
123	Viacom, Inc. - Class B	10,245
155	ViaSat, Inc.* 1	10,249
		391,307

	CONSUMER, CYCLICAL – 12.5%
24	AutoZone, Inc.*	10,433
99	BorgWarner, Inc.	10,210
456	Brown Shoe Co., Inc.	10,233
299	Carter's, Inc.	20,676
262	Cash America International, Inc. 1	10,336
221	CEC Entertainment, Inc.	10,243
640	Copart, Inc.* 1	20,627
87	Costco Wholesale Corp. 1	10,266
180	Delphi Automotive PLC	10,296
178	Dollar General Corp.* 1	10,285
176	Dollar Tree, Inc.*	10,278
654	Ezcorp, Inc. - Class A*1	10,287
149	Family Dollar Stores, Inc.	10,263
278	Gap, Inc. 1	10,283
151	Genesco, Inc.* 1	10,285
130	Genuine Parts Co.	10,248
160	Harley-Davidson, Inc.	10,246
424	Interval Leisure Group, Inc.	10,290
302	iRobot Corp.* 1	10,229
453	Life Time Fitness, Inc.*	20,575
241	Men's Wearhouse, Inc. 1	10,194
317	Multimedia Games Holding Co., Inc.* 1	10,306
65	MWI Veterinary Supply, Inc.* 1	10,312
83	O'Reilly Automotive, Inc.*	10,276
185	PACCAR, Inc. 1	10,286
130	Panera Bread Co. - Class A*1	20,530
693	PetMed Express, Inc.	10,284
142	PetSmart, Inc.	10,332
444	Pinnacle Entertainment, Inc.*	10,390
136	Red Robin Gourmet Burgers, Inc.*	10,360
560	Select Comfort Corp.* 1	10,259
268	Standard Motor Products, Inc.	9,691
639	Staples, Inc.	10,301
710	Titan International, Inc. 1	10,295
100	UniFirst Corp.	10,282
392	Williams-Sonoma, Inc. 1	20,557
179	Wolverine World Wide, Inc.	10,335
		431,579

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL – 15.2%
372	ABM Industries, Inc.	$10,234
625	Amedisys, Inc.* 1	10,175
823	AMN Healthcare Services, Inc.*1	10,205
217	Annie's, Inc.*	10,253
305	B&G Foods, Inc.	10,324
156	Baxter International, Inc. 1	10,276
97	Becton, Dickinson and Co. 1	10,198
69	Celgene Corp.*	10,246
153	Chemed Corp. 1	10,376
160	Covidien PLC1	10,258
206	Eli Lilly & Co. 1	10,263
144	Estee Lauder Cos., Inc. - Class A1	10,218
484	Green Dot Corp. - Class A*	10,387
328	Green Mountain Coffee Roasters, Inc.* 1	20,602
363	H&R Block, Inc. 1	10,324
1,052	Healthways, Inc.* 1	10,131
253	Heartland Payment Systems, Inc. 1	10,234
623	Hillshire Brands Co. 1	20,453
981	HMS Holdings Corp.* 1	20,728
237	Hormel Foods Corp. 1	10,300
166	ICU Medical, Inc.* 1	10,259
512	Impax Laboratories, Inc.* 1	10,373
314	Ingredion, Inc.	20,649
266	Insperity, Inc.	10,286
27	Intuitive Surgical, Inc.* 1	10,030
747	Kindred Healthcare, Inc.	10,368
102	Laboratory Corp. of America Holdings*	10,292
524	Live Nation Entertainment, Inc.*	10,187
175	Magellan Health Services, Inc.*	10,272
211	MAXIMUS, Inc.	10,223
438	Medifast, Inc.*	10,210
74	Perrigo Co.	10,204
330	Prestige Brands Holdings, Inc.* 1	10,306
35	Regeneron Pharmaceuticals, Inc.*	10,066
403	ResMed, Inc.	20,851
163	Sanderson Farms, Inc. 1	10,303
441	Santarus, Inc.*	10,289
456	STERIS Corp. 1	20,607
318	Sysco Corp. 1	10,284
345	Total System Services, Inc.	10,291
417	TrueBlue, Inc.*	10,300
373	Tyson Foods, Inc. - Class A1	10,321
151	UnitedHealth Group, Inc.	10,307
612	Western Union Co.	10,416

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
325	Zoetis, Inc. 1	$10,289
		524,168

	ENERGY – 7.1%
107	Anadarko Petroleum Corp.	10,196
115	Apache Corp. 1	10,212
359	Approach Resources, Inc.*	10,106
384	Atwood Oceanics, Inc.* 1	20,402
451	C&J Energy Services, Inc.* 1	10,391
295	Cabot Oil & Gas Corp. 1	10,419
234	Carrizo Oil & Gas, Inc.*	10,259
85	Chevron Corp. 1	10,197
593	Comstock Resources, Inc.	10,146
162	Devon Energy Corp.	10,242
164	Diamond Offshore Drilling, Inc. 1	10,156
57	EOG Resources, Inc.	10,169
120	EQT Corp.	10,273
477	Flotek Industries, Inc.*	10,198
202	FMC Technologies, Inc.*	10,211
345	Gulfport Energy Corp.*	20,248
335	Newfield Exploration Co.*	10,201
804	Newpark Resources, Inc.*	10,251
272	Noble Corp.	10,254
107	Occidental Petroleum Corp.	10,281
49	Pioneer Natural Resources Co.	10,034
293	Stone Energy Corp.*	10,214
		245,060

	FINANCIAL – 5.4%
162	EastGroup Properties, Inc. - REIT	10,313
753	Federated Investors, Inc. - Class B1	20,421
184	Financial Engines, Inc.	10,280
630	FXCM, Inc. - Class A	10,326
293	Geo Group, Inc. - REIT	10,334
234	HCI Group, Inc.	10,282
157	MarketAxess Holdings, Inc.	10,241
228	Plum Creek Timber Co., Inc. - REIT	10,351
506	Potlatch Corp. - REIT	20,660
61	Public Storage - REIT	10,185
440	Rayonier, Inc. - REIT	20,689
134	Sovran Self Storage, Inc. - REIT	10,250
314	Taubman Centers, Inc. - REIT1	20,658
206	WageWorks, Inc.*	10,549
		185,539

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL – 18.8%
273	Actuant Corp. - Class A1	$10,254
352	AGCO Corp.	20,550
202	Agilent Technologies, Inc.	10,254
128	Amphenol Corp. - Class A	10,277
112	Analogic Corp.	10,330
216	Applied Industrial Technologies, Inc.	10,219
258	Bemis Co., Inc.	10,294
353	Brady Corp. - Class A1	10,304
563	Briggs & Stratton Corp.	10,325
173	C.H. Robinson Worldwide, Inc.	10,335
515	Calgon Carbon Corp.*	10,274
123	Caterpillar, Inc.	10,253
144	CIRCOR International, Inc.	10,623
395	CSX Corp. 1	10,294
81	Cummins, Inc.	10,289
518	Donaldson Co., Inc. 1	20,518
203	Drew Industries, Inc.	10,203
343	Dycom Industries, Inc.*	10,170
171	EnPro Industries, Inc.*	10,204
360	FLIR Systems, Inc. 1	10,253
138	Fluor Corp.	10,242
268	Franklin Electric Co., Inc. 1	10,144
220	Garmin Ltd.	10,285
279	Hub Group, Inc. - Class A*1	10,248
606	II-VI, Inc.* 1	10,338
499	Jabil Circuit, Inc. 1	10,409
346	Leggett & Platt, Inc. 1	10,290
135	Lindsay Corp. 1	10,261
1,194	Louisiana-Pacific Corp.*	20,310
399	Methode Electronics, Inc.	10,206
425	Mine Safety Appliances Co.	20,468
708	National Instruments Corp.	20,567
284	Nordson Corp.	20,474
92	Rockwell Automation, Inc.	10,158
147	Rockwell Collins, Inc. 1	10,265
81	Roper Industries, Inc.	10,272
318	Saia, Inc.*	10,345
458	Silgan Holdings, Inc. 1	20,642
99	Snap-on, Inc.	10,303
88	Stericycle, Inc.*	10,226
158	Sturm Ruger & Co., Inc.	10,335
200	TE Connectivity Ltd. 1	10,298
390	Timken Co. 1	20,596
725	Trimble Navigation Ltd.*	20,713

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
68	Union Pacific Corp. 1	$10,295
1,676	Vishay Intertechnology, Inc.* 1	20,564
481	Waste Connections, Inc.	20,558
238	Waste Management, Inc.	10,362
888	Werner Enterprises, Inc. 1	20,566
515	Woodward, Inc. 1	20,646
		647,609

	TECHNOLOGY – 13.7%
228	Akamai Technologies, Inc.*	10,201
307	Altera Corp. 1	10,315
576	Applied Materials, Inc.	10,282
258	Autodesk, Inc.*	10,297
288	Blackbaud, Inc. 1	10,368
1,614	Cadence Design Systems, Inc.* 1	20,934
184	Cerner Corp.*	10,310
464	Cirrus Logic, Inc.*	10,407
181	Citrix Systems, Inc.* 1	10,277
262	CommVault Systems, Inc.*	20,457
178	Computer Programs & Systems, Inc.	10,153
211	Computer Sciences Corp.	10,394
337	Cree, Inc.*	20,473
426	Diodes, Inc.*	10,318
905	Ebix, Inc.	10,299
425	EMC Corp. 1	10,230
98	Fiserv, Inc.*	10,264
167	Interactive Intelligence Group, Inc.*	10,262
57	International Business Machines Corp. 1	10,215
1,844	Intersil Corp. - Class A	20,579
935	Mentor Graphics Corp.	20,645
409	Microsemi Corp.* 1	10,278
265	NetApp, Inc. 1	10,285
680	NVIDIA Corp.	10,322
446	Omnicell, Inc.* 1	10,289
178	Power Integrations, Inc. 1	10,224
238	Red Hat, Inc.*	10,298
193	Salesforce.com, Inc.*	10,298
665	Semtech Corp.* 1	20,688
514	Silicon Laboratories, Inc.*	20,673
367	Solera Holdings, Inc. 1	20,633
297	Synchronoss Technologies, Inc.*	10,282
569	Synopsys, Inc.*	20,740
576	Take-Two Interactive Software, Inc.*	10,316
533	Tangoe, Inc.*	10,180

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
229	Teradata Corp.* 1	$10,092
227	Xilinx, Inc.	10,310
		473,588

	UTILITIES – 0.3%
246	Wisconsin Energy Corp.	10,359

	TOTAL COMMON STOCKS (Cost $3,117,921)	3,083,106

	SHORT-TERM INVESTMENTS – 10.7%
370,217	Fidelity Institutional Money Market Fund, 0.04%2	370,217

	TOTAL SHORT-TERM INVESTMENTS (Cost $370,217)	370,217

	TOTAL INVESTMENTS – 100.0% (Cost $3,488,138)	3,453,323
	Liabilities in Excess of Other Assets – 0.0%	(56)
	TOTAL NET ASSETS – 100.0%	$3,453,267

	EXCHANGE-TRADED FUNDS – (49.7)%
(5,228)	iShares Russell 2000 ETF	(571,054)
(3,256)	SPDR S&P 500 ETF Trust	(572,177)
(2,438)	SPDR S&P MidCap 400 ETF Trust	(571,760)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,578,826)	$(1,714,991)

ETF – Exchange-Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	All or a portion of this security is segregated as collateral for securities sold short and futures contracts.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	October 31, 2013	(Depreciation)

5	NASDAQ 100 E-Mini Index	December 2013	$337,379	$336,900	$(479)
3	Russell 2000 Mini	December 2013	329,210	329,340	130

	TOTAL FUTURES CONTRACTS		$666,589	$666,240	$(349)

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrial	18.8%
Consumer, Non-cyclical	15.2%
Technology	13.7%
Consumer, Cyclical	12.5%
Communications	11.3%
Energy	7.1%
Financial	5.4%
Basic Materials	5.0%
Utilities	0.3%
Total Common Stocks	89.3%
Short-Term Investments	10.7%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2013

Assets:
Investments, at value (cost $3,488,138)	$3,453,323
Cash	37,858
Cash deposited with brokers for securities sold short and futures contracts	1,639,977
Receivables:
Investment securities sold	1,999,698
Dividends and interest	1,384
Due from Custodian	38,527
Due from Advisor	13,489
Prepaid expenses	17,376
Total assets	7,201,632

Liabilities:
Securities sold short, at value (proceeds $1,578,826)	1,714,991
Payables:
Investment securities purchased	1,984,581
Variation margin	323
Shareholder Servicing fees (Note 8)	606
Distribution fees - Class A (Note 7)	158
Audit fees	16,167
Fund accounting fees	10,327
Transfer agent fees and expenses	9,034
Custody fees	5,076
Administration fees	4,238
Chief Compliance Officer fees	766
Accrued other expenses	2,098
Total liabilities	3,748,365

Net Assets	$3,453,267

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,313,943
Accumulated net investment income (loss)	-
Accumulated net realized gain on investments, foreign currency transactions,
futures contracts and securities sold short	310,653
Net unrealized depreciation on:
Investments	(34,815)
Futures contracts	(349)
Securities sold short	(136,165)
Net Assets	$3,453,267

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$722,640
Shares of beneficial interest issued and outstanding	76,648
Redemption price*	9.43
Maximum sales charge (5.75% of offering price)**	0.58
Maximum offering price to public	$10.01

Class I Shares:
Net assets applicable to shares outstanding	$2,730,627
Shares of beneficial interest issued and outstanding	287,886
Redemption price	$9.49

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $499)	$21,267
Interest	165
Total investment income	21,432

Expenses:
Fund accounting fees	42,154
Administration fees	40,445
Registration fees	35,480
Custody fees	33,833
Transfer agent fees and expenses	28,960
Advisory fees	22,590
Auditing fees	16,214
Dividends on securities sold short	15,999
Legal fees	9,163
Interest expense	8,478
Chief Compliance Officer fees	4,887
Miscellaneous	3,528
Trustees' fees and expenses	3,493
Shareholder reporting fees	2,527
Offering costs	1,299
Insurance fees	1,055
Shareholder Servicing fees (Note 8)	701
Distribution fees - Class A (Note 7)	315

Total expenses	271,121
Advisory fees waived	(22,590)
Other expenses absorbed	(189,442)
Net expenses	59,089
Net investment loss	(37,657)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and
Securities Sold Short:
Net realized gain (loss) on:
Investments	462,649
Foreign currency transactions	(119)
Futures contracts	1,979
Securities sold short	(122,795)
Net realized gain	341,714
Net change in unrealized appreciation/depreciation on:
Investments	(29,691)
Foreign currency translations	60
Futures contracts	5,258
Securities sold short	(117,048)
Net change in unrealized appreciation/depreciation	(141,421)
Net increase from payment by affiliates (Note 3)	986
Net realized and unrealized gain on investments, foreign currency,
futures contracts and securities sold short	201,279

Net Increase in Net Assets from Operations	$163,622

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2013	For the Period December 20, 2011* through October 31, 2012
Increase in Net Assets from:
Operations:
Net investment loss	$(37,657)	$(36,160)
Net realized gain on investments, foreign currency transactions,
futures contracts and securities sold short	341,714	194,219
Net change in unrealized appreciation/depreciation on investments,
foreign currency translations, futures contracts and securities sold short	(141,421)	(29,908)
Net increase from payment by affiliates (Note 3)	986	-
Net increase in net assets resulting from operations	163,622	128,151

Distributions to Shareholders:
From net realized gain:
Class A	(2,383)	-
Class I	(155,679)	-
Total distributions	(158,062)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	705,390	30,074
Class I	1,863,210	4,502,628
Reinvestment of distributions:
Class A	2,383	-
Class I	155,679	-
Cost of shares redeemed:
Class A1	(14,214)	(10,390)
Class I2	(107,067)	(3,808,137)
Net increase in net assets from capital transactions	2,605,381	714,175

Total increase in net assets	2,610,941	842,326

Net Assets:
Beginning of period	842,326	-
End of period	$3,453,267	$842,326

Accumulated net investment income (loss)	$-	$-

Capital Share Transactions:
Shares sold:
Class A	75,896	2,968
Class I	200,377	447,691
Shares reinvested.:
Class A	272	-
Class I	17,711	-
Shares redeemed:
Class A	(1,488)	(1,000)
Class I	(11,518)	(366,375)
Net increase in capital share transactions	281,250	83,284

*	Commencement of operations.
1	Net of redemption fee proceeds of $185 and $0, respectively.
2	Net of redemption fee proceeds of $0 and $172, respectively.

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2013

Increase in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$163,622
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(15,240,910)
Proceeds from sale of investment securities	13,474,994
Proceeds from short sale	2,242,201
Closed short transactions	(1,350,012)
Purchase of short-term investment, net	(274,517)
Increase in deposits with brokers for securities sold short and futures contracts	(1,020,579)
Increase in receivables for securities sold	(1,197,696)
Decrease in dividends and interest receivables	1,985
Increase in other assets	(34,911)
Increase in payables for securities purchased	1,156,373
Decrease in variation margin	(5,265)
Decrease in accrued expenses	(4,796)
Net realized gain on investments	(339,854)
Net change in unrealized appreciation/depreciation on securities	146,739
Net cash used for operating activities	(2,282,626)
Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	2,568,600
Redemption of shares, net of redemption fees	(252,699)
Dividends paid to shareholders, net of reinvestments	-
Net cash provided by financing activities	2,315,901

Net Increase in Cash	33,275

Cash:
Beginning balance	4,583
Ending balance	$37,858

Non cash financing activities not included herein consist of $158,062 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013	For the Period December 20, 2011* through October 31, 2012
Net asset value, beginning of period	$10.08	$10.00
Income from Investment Operations:
Net investment loss1	(0.22)	(0.12)
Net realized and unrealized gain on investments	1.19	0.20
Total from investment operations	0.97	0.08

Less Distributions:
From net realized gain	(1.63)	-

Redemption fee proceeds	0.01	-

Net asset value, end of period	$9.43	$10.08

Total return2	10.93%	0.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$723	$20

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	15.23%	7.92%	4
After fees waived and expenses absorbed	3.50%	2.56%	4
Ratio of expenses to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	13.88%	7.51%	4
After fees waived and expenses absorbed	2.15%	2.15%	4

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(14.05)%	(6.67)%	4
After fees waived and expenses absorbed	(2.32)%	(1.31)%	4
Ratio of net investment loss to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(12.70)%	(6.26)%	4
After fees waived and expenses absorbed	(0.97)%	(0.90)%	4

Portfolio turnover rate	828%	586%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

361 Long/Short Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended October 31, 2013	For the Period December 20, 2011* through October 31, 2012
Net asset value, beginning of period	$10.11	$10.00
Income from Investment Operations:
Net investment loss1	(0.19)	(0.09)
Net realized and unrealized gain on investments	1.20	0.20
Total from investment operations	1.01	0.11

Less Distributions:
From net realized gain	(1.63)	-

Redemption fee proceeds	-	-	2

Net asset value, end of period	$9.49	$10.11

Total return3	11.25%	1.10%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,731	$822

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	14.98%	7.67%	5
After fees waived and expenses absorbed	3.25%	2.31%	5
Ratio of expenses to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	13.63%	7.26%	5
After fees waived and expenses absorbed	1.90%	1.90%	5

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(13.80)%	(6.42)%	5
After fees waived and expenses absorbed	(2.07)%	(1.06)%	5
Ratio of net investment loss to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(12.45)%	(6.01)%	5
After fees waived and expenses absorbed	(0.72)%	(0.65)%	5

Portfolio turnover rate	828%	586%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Commentary for 361 Managed Futures Shareholder Letter

For the 12 months ending October 31, 2013 the S&P 500 gained 27.18%. Equity markets trended steadily upward for most of the year, with only a couple of very minor pullbacks. A temporary government shutdown, last minute increase in the debt ceiling, and single digit growth in revenues and earnings did little to deter investors from bidding up equity prices and thereby significantly increasing stock valuations. Bond investors did not fare as well. Longer term interest rates rose during the period resulting in the Barclay’s Capital Aggregate Bond Index declining by 1.08%. As expected in a year of strong equity returns, alternative investment and specifically hedged strategies lagged the overall markets with the HFRX Global Hedge Fund Index gaining only 6.95%. Managed futures strategies continued to struggle with the Morningstar U.S. Open End Managed Futures average fund performance losing 3.20%.

The 361 Managed Futures Strategy Class I shares gained 10.26% for the fiscal year ending October 31, 2013, outperforming the Morningstar average by over 13.28%. This resulted in the Fund ranking #1 in the Morningstar U.S. Open End Managed Futures Universe. This follows our #1 ranking for calendar year 2012. As was also the case in 2012, the Fund’s countertrend trading strategy was able to produce positive results during a time period when most systematic trend-following managed futures funds struggled. This was due to the ability of the Fund to take advantage of a limited number of short-term price swings in equity markets. We were pleased to outperform the average managed futures fund by such a wide margin, especially given a market environment that was not ideal for the strategy.

The strategy tends to thrive in higher noise and volatility markets such as the last two months of 2012 when the Fund returned 5.18%. Time frames when equity markets are more muted provide fewer opportunities for our strategy and result in significantly longer periods when the Fund remains on the sidelines. Similar to the prior year, the 1st quarter of 2013 was indicative of this type of market as the market had only one minor setback in late February on the way to strong double digit gains.

The current bull market that began in February 2009 is now 56 months old which is long compared with the historical average of 50 months. An aging bull market coupled with increased market valuation leaves little margin of error for equity investors and favors strategies like ours that can reduce volatility and downside risk. In addition, during the fiscal year, equity volatility as represented by the S&P 500 was just over half the level experienced during the last 15 years. Periods of low volatility are followed by periods of high volatility and vice versa. We look forward to volatility returning to the equity markets as higher volatility and choppiness have historically provided a tailwind to our strategy.

Morningstar ranked the 361 Managed Futures Strategy Fund Class I and Class A Shares #1 and #2, respectively, based on Total Return for the 1-year period ending 12/31/2012 among 100 funds in the Managed Futures

Category. Morningstar ranked the 361 Managed Futures Strategy Fund Class I and class A Shares #1 and #2 respectively, based on Total Return for the 1-year period ending 10/31/2013 among 146 funds in the Managed Futures Category. The Morningstar Ranking compares a Fund's Morningstar risk and return scores with all the Funds in the same Category. Morningstar defines the U.S. Managed Futures Category as funds that primarily trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. More than 60% of the fund’s exposure is invested through derivative securities. These funds obtain exposure primarily through derivatives; the holdings are largely cash instruments.

Past performance does not project nor predict future performance.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment.

The 361 Managed Futures Strategy Fund’s principal risks include Derivatives risk,  ETF/ETN risks, Leveraging risk, Asset Segregation risk , Government Intervention and Regulatory Changes, Market Risk, Equity risk, Short Sales risk, Portfolio turnover risk,  Foreign Investments risk, Currency risk, Management and Strategy risk and Non-diversification risk.  For a complete discussion of these risks, please consult the Fund’s prospectus.   Carefully consider these risk factors and special considerations associated with investing in the 361 Long/Short Equity Fund, which may cause investors to lose money.

361 Managed Futures Strategy Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citi 3-Month T-Bill Index.  Results include the reinvestment of all dividends and capital gains.

The Citi 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013	6 Months	1 Year	Since Inception (12/20/11)
Before deducting maximum sales charge
Class A¹	3.05%	10.09%	7.69%
Class I²	3.14%	10.26%	7.89%
After deducting maximum sales charge
Class A¹	-2.88%	3.72%	4.32%
Citigroup 3-Month T-Bill index	0.02%	0.06%	0.06%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227 or by visiting www.361funds.com.

Gross and net expense ratios for Class A shares are 2.69% and 2.40%, respectively.  Gross and net expense ratios for the Class I shares are 2.44% and 2.15%, respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until February 28, 2014.

¹
Maximum sales charge for Class A shares is 5.75%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of the purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	EXCHANGE-TRADED FUNDS – 32.4%
104,797	iShares 0-5 Year TIPS Bond ETF1	$10,630,608
200,633	iShares 1-3 Year Credit Bond ETF	21,154,744
656,540	iShares 1-3 Year Treasury Bond ETF	55,484,195
109,781	iShares MBS ETF	11,686,188
92,000	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	4,892,560
461,220	PIMCO Enhanced Short Maturity Exchange-Traded Fund	46,823,054

	TOTAL EXCHANGE-TRADED FUNDS (Cost $150,920,991)	150,671,349

	SHORT-TERM INVESTMENTS – 67.4%
314,052,980	Fidelity Institutional Money Market Fund, 0.04%2	314,052,980

	TOTAL SHORT-TERM INVESTMENTS (Cost $314,052,980)	314,052,980

	TOTAL INVESTMENTS – 99.8% (Cost $464,973,971)	464,724,329
	Other Assets in Excess of Liabilities – 0.2%	1,070,816

	TOTAL NET ASSETS – 100.0%	$465,795,145

ETF – Exchange-Traded Fund
MBS – Mortgage Backed Securities
TIPS – Treasury Inflation-Protected Securities

1	All or a portion of this security is segregated as collateral for securities sold short.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type	Percent of Total Net Assets
Exchange-Traded Funds	32.4%
Short-Term Investments	67.4%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2013

Assets:
Investments, at value (cost $464,973,971)	$464,724,329
Cash	34,174
Cash deposited with brokers for futures contracts	561,069
Receivables:
Fund shares sold	2,113,075
Dividends and interest	36,856
Prepaid expenses	46,268
Total assets	467,515,771

Liabilities:
Payables:
Fund shares redeemed	870,863
Advisory fees	566,726
Shareholder Servicing fees (Note 8)	76,055
Distribution fees - Class A (Note 7)	34,773
Administration fees	43,478
Transfer agent fees and expenses	31,135
Fund accounting fees	19,891
Auditing fees	16,167
Custody fees	4,475
Chief Compliance Officer fees	727
Accrued other expenses	56,336
Total liabilities	1,720,626

Net Assets	$465,795,145

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$448,779,230
Accumulated net investment income (loss)	-
Accumulated net realized gain on investments and futures contracts	17,265,557
Net unrealized depreciation on investments	(249,642)
Net Assets	$465,795,145

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$174,619,360
Shares of beneficial interest issued and outstanding	15,229,383
Redemption price*	11.47
Maximum sales charge (5.75% of offering price)**	0.70
Maximum offering price to public	$12.17

Class I Shares:
Net assets applicable to shares outstanding	$291,175,785
Shares of beneficial interest issued and outstanding	25,287,314
Redemption price	$11.51

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

Investment Income:
Dividends	$724,633
Interest	97,095
Total investment income	821,728

Expenses:
Advisory fees	3,579,859
Distribution fees - Class A (Note 7)	234,966
Shareholder Servicing fees (Note 8)	226,650
Administration fees	216,123
Transfer agent fees and expenses	115,977
Registration fees	90,988
Fund accounting fees	71,719
Miscellaneous	56,562
Shareholder reporting fees	35,767
Custody fees	23,082
Auditing fees	16,214
Legal fees	14,618
Interest expense	7,743
Chief Compliance Officer fees	4,887
Trustees' fees and expenses	4,785
Offering costs	4,693
Insurance fees	2,453

Total expenses	4,707,086
Advisory fees recovered	47,295
Net expenses	4,754,381
Net investment loss	(3,932,653)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on futures contracts	20,079,102
Net change in unrealized appreciation/depreciation on:
Investments	(410,976)
Futures contracts	1,121,091
Net change in unrealized appreciation/depreciation	710,115
Net realized and unrealized gain on investments and futures contracts	20,789,217

Net Increase in Net Assets from Operations	$16,856,564

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2013	For the Period December 20, 2011* through October 31, 2012
Increase in Net Assets from:
Operations:
Net investment loss	$(3,932,653)	$(623,652)
Net realized gain on investments and futures contracts	20,079,102	1,315,870
Net change in unrealized appreciation/depreciation on investments and
futures contracts	710,115	(959,757)
Net increase (decrease) in net assets resulting from operations	16,856,564	(267,539)

Distributions to Shareholders:
From net realized gain:
Class A	(40,608)	-
Class I	(77,264)	-
Total distributions	(117,872)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	158,828,586	33,940,689
Class I	254,665,764	76,214,045
Reinvestment of distributions:
Class A	36,323	-
Class I	58,826	-
Cost of shares redeemed:
Class A1	(23,551,351)	(873,409)
Class I2	(35,738,029)	(14,257,452)
Net increase in net assets from capital transactions	354,300,119	95,023,873

Total increase in net assets	371,038,811	94,756,334

Net Assets:
Beginning of period	94,756,334	-
End of period	$465,795,145	$94,756,334

Accumulated net investment income (loss)	$-	$-

Capital Share Transactions:
Shares sold:
Class A	14,181,157	3,228,019
Class I	22,551,403	7,273,008
Shares reinvested:
Class A	3,317	-
Class I	5,363	-
Shares redeemed:
Class A	(2,100,531)	(82,579)
Class I	(3,201,326)	(1,341,134)
Net increase in capital share transactions	31,439,383	9,077,314

*	Commencement of operations.
1	Net of redemption fee proceeds of $59,244 and $3,255, respectively.
2	Net of redemption fee proceeds of $55,005 and $21,044, respectively.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013	For the Period December 20, 2011* through October 31, 2012
Net asset value, beginning of period	$10.43	$10.00
Income from Investment Operations:
Net investment loss1	(0.20)	(0.18)
Net realized and unrealized gain on investments	1.24	0.61
Total from investment operations	1.04	0.43

Less Distributions:
From net realized gain	(0.01)	-

Redemption fee proceeds	0.01	-	2

Net asset value, end of period	$11.47	$10.43

Total return3	10.09%	4.30%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$174,619	$32,795

Ratio of expenses to average net assets:
Before fees waived/recovered	2.12%	2.53%	5
After fees waived/recovered	2.14%	2.40%	5
Ratio of expenses to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived/recovered	2.12%	2.53%	5
After fees waived/recovered	2.14%	2.40%	5

Ratio of net investment loss to average net assets:
Before fees waived/recovered	(1.78)%	(2.08)%	5
After fees waived/recovered	(1.80)%	(1.95)%	5
Ratio of net investment loss to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived/recovered	(1.78)%	(2.08)%	5
After fees waived/recovered	(1.80)%	(1.95)%	5

Portfolio turnover rate	0%	2%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013		For the Period December 20, 2011* through October 31, 2012
Net asset value, beginning of period	$10.45		$10.00
Income from Investment Operations:
Net investment loss1	(0.17)		(0.15)
Net realized and unrealized gain on investments	1.24		0.60
Total from investment operations	1.07		0.45

Less Distributions:
From net realized gain	(0.01)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$11.51		$10.45

Total return3	10.26%		4.50%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$291,176		$61,961

Ratio of expenses to average net assets:
Before fees waived/recovered	1.87%		2.28%	5
After fees waived/recovered	1.89%		2.15%	5
Ratio of expenses to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived/recovered	1.87%		2.28%	5
After fees waived/recovered	1.89%		2.15%	5

Ratio of net investment loss to average net assets:
Before fees waived/recovered	(1.53)%		(1.82)%	5
After fees waived/recovered	(1.55)%		(1.69)%	5
Ratio of net investment loss to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived/recovered	(1.53)%		(1.82)%	5
After fees waived/recovered	(1.55)%		(1.69)%	5

Portfolio turnover rate	0%		2%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not Annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

Note 1 – Organization
361 Long/Short Equity Fund (“Long/Short Equity” or “Long/Short Equity Fund”) and 361 Managed Futures Strategy Fund (“Managed Futures Strategy” or “Managed Futures Strategy Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Long/Short Equity Fund’s primary investment objective is to outperform the S&P 500 Index but with lower volatility and a low correlation to that Index.  As a secondary objective, the Long/Short Equity Fund also seeks to outperform the HFRX Equity Hedge Index. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I.

The Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Open-end mutual fund investments (including money market funds) are valued at net asset value. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

(b) Options
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

(c) Stock Index Futures
The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction.  There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(d) Short Sales
The Funds may engage in short sales that are “uncovered”.  Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(e) Money Market Investments
The Managed Futures Strategy Fund invests a significant amount (67.4% as of October 31, 2013) in the Fidelity Institutional Money Market Fund (“FMPXX”).  FMPXX invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector.

(f) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Long/Short Equity and Managed Futures Strategy Funds incurred offering costs of approximately $14,369 and $34,998, respectively, which were amortized over a one-year period from December 20, 2011 (commencement of operations).

In conjunction with the use of short sales, written options contracts or futures contracts, the Funds may be required to maintain collateral in various forms.  At October 31, 2013, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities.  Also in conjunction with the use of short sales, written options contracts or futures contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At October 31, 2013, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(g) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

(h) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with 361 Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Long/Short Equity and Managed Futures Strategy Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 1.25% and 1.50%, respectively, of the Funds’ average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding any acquired fund fees and expenses as determined in accordance with Form N-1A, interest, taxes, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.15% and 1.90% of the average daily net assets of the Long/Short Equity Fund’s Class A and Class I shares, respectively. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding any acquired fund fees and expenses as determined in accordance with Form N-1A, interest, taxes, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Strategy Fund’s Class A and Class I shares, respectively. These agreements are effective until February 28, 2014, and may be terminated by the Trust’s Board of Trustees.

For the year ended October 31, 2013, the Advisor waived its advisory fees and absorbed other expenses totaling $212,032 for the Long/Short Equity Fund. For the year ended October 31, 2013, the Advisor recovered all of the previously waived advisory fees in the amount of $47,295 for the Managed Futures Strategy Fund.  The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At October 31, 2013, the amount of these potentially recoverable expenses was $394,000 for the Long/Short Equity Fund.  The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

Long/Short Equity
2014	$-
2015	181,968
2016	212,032

The Advisor reimbursed the Long/Short Equity Fund $986 for losses from a trade error. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payments by affiliates.” This reimbursement had no impact to the Fund’s performances.

On July 1, 2013, IMST Distributors, LLC succeeded Foreside Fund Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Corporation (“MFAC”) serves as the Fund’s other co-administrator.  JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended October 31, 2013 for the Long/Short Equity and Managed Futures Strategy Funds, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2013 for the Long/Short Equity and Managed Futures Strategy Funds, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2013, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Long/Short Equity	Managed Futures Strategy
Cost of investments	$3,488,221	$464,972,989

Gross unrealized appreciation	$22,957	$224,556
Gross unrealized depreciation	(57,855)	(473,216)
Net unrealized appreciation (depreciation) on investments	$(34,898)	$(248,660)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Long/Short Equity	$-	$37,657	$(37,657)
Managed Futures Strategy	$2,123	$3,932,653	$(3,934,776)

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Long/Short Equity	Managed Futures Strategy
Undistributed ordinary income	$351,049	$4,555,093
Undistributed long-term capital gains	4,528	12,709,482
Tax accumulated earnings	355,577	17,264,575

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Accumulated capital and other losses	-	-
Net unrealized appreciation (depreciation) on investments	(34,898)	(248,660)
Net unrealized appreciation (depreciation) on foreign currency, futures contracts and securities sold short	(181,355)	-
Total accumulated earnings	$139,324	$17,015,915

The tax character of the distributions paid during the fiscal years ended October 31, 2013, and October 31, 2012 were as follows:

	Long/Short Equity		Managed Futures Strategy
Distributions paid from:	2013	2012	2013	2012
Ordinary Income	$158,062	$-	$-	$-
Net long-term capital gains	-	-	117,872	-
Total distributions paid	$158,062	$-	$117,872	$-

For federal income tax purposes, the Managed Futures Strategy Fund designates long-term capital gain dividends of $117,872, or the amount determined to be necessary, for the tax year ended October 31, 2013

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to incur in taxable years carryforward capital losses beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended October 31, 2013 the Long/Short Equity and Managed Futures Strategy Funds received $185 and $114,249, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2013 for the Long/Short Equity and Managed Futures Strategy Funds, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
Long/Short Equity	$15,240,910	$13,474,994
Managed Futures Strategy	95,104,249	-

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Note 7 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended October 31, 2013 for the Long/Short Equity and Managed Futures Strategy Funds, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2013 for the Long/Short Equity and Managed Futures Strategy Funds, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

The inputs to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2013, in valuing the Funds’ assets carried at fair value:

Long/Short Equity	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks1	$3,083,106	$-	$-	$3,083,106
Short-Term Investments	370,217	-	-	370,217
Total Assets	$3,453,323	$-	$-	$3,453,323

Liabilities
Securities Sold Short
Exchange-Traded Funds	$1,714,991	$-	$-	$1,714,991
Other Financial Instruments2
Futures Contracts	$349	$-	$-	$349
Total Liabilities	$1,715,340	$-	$-	$1,715,340

Managed Futures Strategy	Level 1	Level 2*	Level 3*	Total
Investments
Exchange-Traded Funds	$150,671,349	$-	$-	$150,671,349
Short-Term Investments	314,052,980	-	-	314,052,980
Total Investments	$464,724,329	$-	$-	$464,724,329

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2
Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts.  Futures contracts, forward contract and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

*	The Funds did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the year ended October 31, 2013.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of October 31, 2013 by risk category are as follows:

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

		Asset Derivatives		Liability Derivatives
	Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Long/Short Equity	Equity contracts		$-	Variation margin	$323

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 for the Long/Short Equity and Managed Futures Strategy Fund, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Total
Long/Short Equity	Equity contracts	$1,979	$1,979
Managed Futures Strategy	Equity contracts	20,079,103	20,079,103

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Total
Long/Short Equity	Equity contracts	$5,258	$5,258
Managed Futures Strategy	Equity contracts	1,121,091	1,121,091

Note 12 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of 361 Long/Short Equity Fund and 361 Managed Futures Strategy Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2013, , for the 361 Long/Short Equity Fund the statement of operations for the year then ended, the statement of cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 20, 2011(commencement of operations) to October 31, 2012, and for 361 Managed Futures Strategy Fund the statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 20, 2011(commencement of operations) to October 31, 2012.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of361 Long/Short Equity Fund, and 361 Managed Futures Strategy Fund as of October 31, 2013, and the results of their operations and cash flows, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2013

361 Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 7361CAP (888-736-1227) or on the Fund’s website at www.361funds.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A

361 Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an "interested person" of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Funds and the Funds’ custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an "interested person" of the Trust by virtue of his position with Mutual Fund Administration Corp., the Funds’ co-administrator.”

361 Long/Short Equity Fund and 361 Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and 361 Capital, LLC (the “Investment Advisor”) with respect to the 361 Long/Short Equity Fund (the “Long/Short Fund”) and the 361 Managed Futures Strategy Fund (the “Managed Futures Fund”) series of the Trust (each a “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about each Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of each Fund with the returns of its benchmark index and the returns of a select group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund category (each a “Performance Universe”); reports regarding the investment advisory fees and total expenses of each Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund category (each an “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of each Fund, the Trustees noted that the meeting materials indicated as follows:

•
The annualized total return of the Long/Short Fund for the one-year period ended June 30, 2013, was higher than the return of the HFRX Global Hedge Fund Index but below the Performance Peer Group median return by 267 basis points, below the Long/Short Equity Performance Universe median return by 95 basis points, and below the return of the S&P 500 Index by 1,146 basis points.  The Board noted that the Long/Short Fund’s performance history was relatively short and that it would be better able to evaluate the Long/Short Fund’s performance over longer time periods.

•
The annualized total return of the Managed Futures Fund for the one-year period ended June 30, 2013, was higher than the return of the Citibank 3-Month Treasury Bill Index and had the highest annualized total return of the funds in the Performance Peer Group and the Managed Futures Performance Universe.

The Board also considered the overall quality of services provided by the Investment Advisor to each Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of each Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of each Fund.

361 Long/Short Equity Fund and 361 Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Funds, the Board noted the meeting materials indicated as follows:

•
The investment advisory fees for the Long/Short Fund (gross of fee waivers by the Investment Advisor) were the same as the median of the Expense Peer Group and higher than the median of the Long/Short Expense Universe (by five basis points).  The Board noted, however, that the Investment Advisor had waived its entire advisory fee for the year, and had subsidized certain of the Fund’s operating expenses.  The total expenses (net of fee waivers) were higher than the median expenses for the Expense Peer Group (by 12 basis points) and higher than the median expenses for the Expense Universe (by 28 basis points).  The Board noted, however, that as of June 30, 2013, the Fund had only $1.25 million in assets and was significantly smaller than the average asset sizes of funds in the Expense Peer Group and Expense Universe.

•
The investment advisory fees for the Managed Futures Fund (gross of fee waivers by the Investment Advisor) were higher than the median of the Expense Peer Group (by ten basis points) and higher than the median of the Expense Universe (by 37 basis points).  The total expenses (net of fee waivers) were lower than the median expenses for the Expense Peer Group but higher than the median expenses for the Expense Universe (by 25 basis points).

The Board noted that it could not compare the fees charged by the Investment Advisor to the Funds to those of any other account managed by the Investment Advisor because the Investment Advisor does not manage any other accounts with the same investment objectives as either Fund. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended June 30, 2013, noting that the Investment Advisor had waived its entire advisory fee and subsidized a portion of operating expenses with respect to the Long/Short Fund due to its low asset levels.  The Board determined that the level of profitability to the Investment Advisor with respect to the Managed Futures Fund was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, including its receipt of advisory fees, research made available to it by broker-dealers that provide execution services to the Funds, and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, the asset level of each Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as each Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

361 Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/13 to 10/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Long/Short Equity		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/13	10/31/13	5/1/13 – 10/31/13
Class A	Actual Performance	$1,000.00	$1,058.40	$18.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.60	17.67
Class I	Actual Performance	1,000.00	1,060.30	16.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.37	15.90

*
Expenses are equal to the Fund’s annualized expense ratio of 3.49% and 3.14% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2013 (Unaudited)

Managed Futures Strategy		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/13	10/31/13	5/1/13 – 10/31/13
Class A	Actual Performance	$1,000.00	$1,030.50	$10.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82
Class I	Actual Performance	1,000.00	1,031.40	9.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.75	9.53

*
Expenses are equal to the Fund’s annualized expense ratio of 2.13% and 1.88% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

361 Funds
A series of the Investment Managers Series Trust

Investment Advisor
361 Capital, LLC
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
361 Long/Short Equity Fund – Class A Shares	ALSQX	461 418 329
361 Long/Short Equity Fund – Class I Shares	ALSZX	461 418 311
361 Managed Futures Fund – Class A Shares	AMFQX	461 418 345
361 Managed Futures Fund – Class I Shares	AMFZX	461 418 337

Privacy Principles of the 361 Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Fund.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the 361 Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 736-1227 (888-7361CAP).  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

361 Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 736-1227 (888-7361CAP)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-736-1227.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$27,000	$37,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$7,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/14